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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-9601

       Date of Report (date of earliest event reported): August 12, 2008


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)


              DELAWARE                                 43-0618919
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

         2503 SOUTH HANLEY ROAD
          ST. LOUIS, MISSOURI                             63144
(Address of principal executive offices)                (Zip Code)



                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   / / Written communications pursuant to Rule 425 under the Securities Act. / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
   / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act.
   / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM  8.01        OTHER EVENTS.

                  On August 12, 2008, K-V Pharmaceutical Company (the "Company") announced in a press release a significant expansion of its commercial collaboration with Australian drug delivery company Acrux, under which KV will incorporate Acrux's unique spray technology for delivering drugs through the skin in up to six additional new branded products to be designated by KV for future development.

                  A copy of the press release is attached hereto as Exhibit
99. The information in this Item 8.01, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (d) The following exhibit is furnished as part of this report:

                  Exhibit Number                     Description
                  --------------                     -----------
                         99 Press Release dated August 12, 2008, issued by K-V Pharmaceutical
                                            Company.

                  The Company has posted this Form 8-K on its Internet website at www.kvpharmaceutical.com.

                                     * * *

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 14, 2008

                                     K-V PHARMACEUTICAL COMPANY


                                     By: /s/ Richard H. Chibnall
                                         ---------------------------------
                                         Richard H. Chibnall
                                         Vice President, Finance

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